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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 August 5, 2005



                                 PERRIGO COMPANY
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          MICHIGAN                    0-19725                    38-2799573
----------------------------        ------------            -------------------
(State of other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)

515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02.        Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.


         On August 5, 2005, Peter Formanek delivered a letter to the Chairman of the Nominating & Governance Committee of Perrigo Company (the "Company") stating that Mr. Formanek will not stand for re-election as a director of the Company at the 2005 Annual Meeting of Shareholders. Mr. Formanek will complete the remainder of his current term, which expires at the 2005 Annual Meeting. Mr. Formanek has served as a director of the Company since 1993.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERRIGO COMPANY
                                       (Registrant)



                                       By: /s/ Todd W. Kingma
                                           ----------------------------------
Dated: August 9, 2005                      Todd W. Kingma
                                           Senior Vice President, Secretary and
                                           General Counsel